Exhibit 10.50

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

TIAA BANK

100 Summer Street, Suite 3232

Boston, MA 02110

Guild Mortgage Company

5898 Copley Drive

San Diego, California 92111

Attention: Terry L. Schmidt

Re:	First Amendment to the Amended and Restated Loan and Security Agreement (“First Amendment”)

Ladies and Gentlemen:

This First Amendment is made as of the 14th day of August, 2020 (the “Amendment Effective Date”), to that certain Amended and Restated Loan and Security Agreement, dated July 15, 2020, as amended (the “Agreement”) by and between Guild Mortgage Company (“Borrower”) and TIAA, FSB, formerly known as EverBank (“Bank”).

WHEREAS, Borrower requested that Bank amend the Agreement as provided herein; and

WHEREAS, Borrower and Bank have agreed to so amend the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

SECTION 1. Amendments.

(a) The following definitions contained in Section 1, of the Agreement are hereby amended and restated in its entirety as follows:

““Combined Facility Amount” shall mean (a) during the Revolving Loan Period, [***] and (b) at any other time and for any other period, [***] minus the then-outstanding principal balance of the Loan.

“Maximum Loan Amount” means [***] minus the amount by which the outstanding Purchase Price under the Mortgage Warehouse Agreement exceeds [***].”

(b) The reference to “[***]” contained in the fifth sentence of Section 3(a) is replaced with “Combined Facility Amout”

SECTION 2. Fees. Borrower agrees to pay, on the Amendment Effective Date, Bank’s legal fees in connection with the preparation, negotiation and consummation of this First Amendment. There are no other fees are payable in connection with this First Amendment.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this First Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Representations. In order to induce Bank to execute and deliver this First Amendment, Borrower represents and warrants to Bank that as of the date hereof, except as otherwise expressly waived by Bank in writing, Borrower is in full compliance with all of the terms and conditions of the Facility Documents, including without limitation all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6. Governing Law. This First Amendment and any claim, controversy or dispute arising under or related to or in connection with this First Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall govern.

SECTION 7. Counterparts. This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This First Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this First Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

[Space below intentionally blank; signatures follow]

IN WITNESS WHEREOF, Borrower and Bank have caused this First Amendment to be executed and delivered as of the Amendment Effective Date.

TIAA, FSB, formerly known as EverBank, as Bank

By:	/s/ Kate Walton
Name: Kate Walton
Title: Vice President

GUILD MORTGAGE COMPANY, as Borrower

By:	/s/ Amber Elwell
	Name:	Amber Elwell
	Title:	CFO

Signature page to First Amendment to the Loan and Security Agreement – Guild Mortgage Company